================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                 August 25, 2006

                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


            000-50421                                      06-1672840
    (Commission File Number)                   (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))


================================================================================

Item 2.02  Results of Operations and Financial Condition.

     On August 25, 2006, the Company issued a press release announcing its estimate of diluted earnings per share for the quarter and the six months ended July 31, 2006, in lieu of its normal earnings release as it conducts an internal review of its accounting for its interest in securitized assets. The press release further announced the adoption of a stock repurchase program by the Company's Board of Directors. The press release also contains the announcement of the postponement of the Company's earnings conference call.

     A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01(c) Exhibits.

Exhibit 99.1   Press Release, dated August 25, 2006

     All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONN'S, INC.


Date:  August 25, 2006                   By:  /s/ David L. Rogers
                                              ----------------------------------
                                              David L. Rogers
                                              Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                    Description
-----------                    -----------

99.1                           Press Release, August 25, 2006